Applebee's International, Inc
                 Amended And Restated 1995 Equity Incentive Plan
                        Restricted Stock Award Agreement
            (Nonemployee Director Grants Under Section 9 of the Plan)


     This Restricted Stock Award Agreement ( the "Agreement") is made this
<<Date>> with <<Name>> (the "Grantee") and evidences the grant by Applebee's
     International, Inc. (the "Company") of a Restricted Stock Award (the "Award") to the Grantee on the date hereof (the "Grant Date"). By executing this Agreement, the Grantee agrees to be bound in accordance with the provisions of the Applebee's International, Inc. Amended and Restated 1995 Equity Incentive Plan (the "Plan"). Defined terms used but not defined herein shall have the same meaning as used in the Plan.

1.     Shares Awarded and Restrictions on Shares.  The Grantee is hereby awarded
       <<Number_of_shares>> shares of the Company's common stock, $.01 par value
       (the "Restricted Shares"), which are subject to forfeiture and to the restriction on the rights of sale and transfer set forth in this document and further subject to the terms and conditions of the Plan, the
       provisions  of  which  are  hereby   incorporated  in  this  document  by
       reference.

2. Sale or Transfer Restrictions. All Restricted Shares shall be held by the Grantee without the rights of sale or transfer, and subject to forfeiture as provided in Paragraph 3 below; provided, however, that such restrictions shall lapse one (1) year from the Grant Date.

3. Service Requirement. In the event of the Grantee's termination of service as a Director with the Company for any reason prior to the date specified in Paragraph 2, above, any portion of the Restricted Shares which remains restricted will be forfeited by the Grantee and become the property of the Company.

4. Issuance of Restricted Shares. Restricted Shares will be issued in the name of the Grantee and shall be held in escrow by the Company in accordance with the terms of the Plan. When the prohibited sale and transfer restrictions lapse under Paragraph 2, above, with respect to all or a portion of the Restricted Shares, provided the Restricted Shares have not been forfeited under Paragraph 3, above, the Company shall deliver to the Grantee the stock certificate for the Restricted Shares or such portion thereof. The Company is not acting as a fiduciary and has no obligations other than as set forth in the Plan and this Award. The

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       Company may cancel the Restricted  Shares if forfeited  hereunder and the
       Grantee shall deliver herewith any instrument requested by the Company to effect such cancellation.

5. Voting and Other Rights of Restricted Shares. Upon the issuance of the Restricted Shares, the Grantee shall have all of the rights of a stockholder of the Company, including the right to receive dividends and to vote the Restricted Shares until the date as of which such shares may have been forfeited to the Company as provided in Paragraph 3 above. Notwithstanding the foregoing, in the event of any stock dividend, stock split, division of shares or other corporate structure change which results in the issuance of additional shares with respect to Restricted Shares prior to the date as of which the certificate for such Restricted Shares is to be delivered to the Grantee, such shares shall be held by the Company and shall become Restricted Shares.

6. Taxes. The Grantee will be solely responsible for any federal, state or local income taxes imposed in connection with the granting of the Restricted Shares or the delivery of such shares pursuant thereto.

7. Changes in Circumstances. It is expressly understood and agreed that the Grantee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Restricted Shares after the date hereof.

8. No Conflict. In the event of a conflict between this Award and the Plan, the provisions of the Plan shall govern.

9. Governing Law. This award shall be governed under the laws of the State of Kansas.

10. Change of Control. The effect of a Change in Control shall be as set forth in the Plan.


Applebee's International, Inc


-----------------------------------
By:  Lloyd Hill
Title:  Chairman and Chief Executive Officer


ACKNOWLEDGEMENT

     The undersigned Grantee acknowledges that he or she understands and agrees to be bound by each of the terms and conditions of this Agreement.


-----------------------------------
Name of Grantee


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